T. Rowe Price Institutional International Bond Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund–Advisor Class

Supplement to Prospectuses Dated May 1, 2013

In section 1, the portfolio manager table under “Management” for the Institutional International Bond Fund, International Bond Fund, and International Bond Fund–Advisor Class is supplemented as follows:

Effective January 1, 2014, Arif Husain will replace Ian D. Kelson and become co-portfolio manager of the fund along with Christopher J. Rothery. Mr. Husain will also replace Mr. Kelson as co-chairman of the fund’s Investment Advisory Committee. Mr. Husain joined T. Rowe Price International in August 2013.

In section 3, the disclosure under “Portfolio Management” with respect to the Institutional International Bond Fund, International Bond Fund, and International Bond Fund–Advisor Class is supplemented as follows:

Effective January 1, 2014, Arif Husain will replace Ian D. Kelson and become co-chairman of the fund’s Investment Advisory Committee along with Christopher J. Rothery. Mr. Husain joined the Firm in August 2013, and his investment experience dates from 1995. Since joining the Firm, he has served as head of International Fixed Income. Prior to joining the Firm, he served as director of European Fixed Income and UK and Euro Portfolio Management with AllianceBernstein, where he oversaw research and had responsibility for managing global, European, and UK fixed income portfolios.

The date of this supplement is December 4, 2013.

F76-041 12/4/13